                                                                 Exhibit (j)(2)

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                       BARCLAYS FOUNDRY INVESTMENT TRUST

Know all men by these presents that Mary G. F. Bitterman, a Trustee of Barclays Foundry Investment Trust (the "Trust"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which she is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                   May 17, 2007

/s/ Mary G. F. Bitterman
--------------------------
Name: Mary G. F. Bitterman

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                       BARCLAYS FOUNDRY INVESTMENT TRUST

Know all men by these presents that A. John Gambs, a Trustee of Barclays Foundry Investment Trust (the "Trust"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                   May 17, 2007

/s/ A. John Gambs
-------------------------
Name: A. John Gambs

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                       BARCLAYS FOUNDRY INVESTMENT TRUST

Know all men by these presents that Wendy Paskin-Jordan, a Trustee of Barclays Foundry Investment Trust (the "Trust"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which she is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                   May 17, 2007

/s/ Wendy Paskin-Jordan
-------------------------
Name: Wendy Paskin-Jordan

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                       BARCLAYS FOUNDRY INVESTMENT TRUST

Know all men by these presents that Lee T. Kranefuss, a Trustee of Barclays Foundry Investment Trust (the "Trust"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                   May 17, 2007

/s/ Lee T. Kranefuss
-------------------------
Name: Lee T. Kranefuss

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                       BARCLAYS FOUNDRY INVESTMENT TRUST

Know all men by these presents that Leo Soong, a Trustee of Barclays Foundry Investment Trust (the "Trust"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                   May 17, 2007

/s/ Leo Soong
-------------------------
Name: Leo Soong